EXHIBIT 4


                        JOINT UNANIMOUS WRITTEN CONSENT
                                      OF
                         HOLDERS OF HOME HOLDINGS INC.
                             SERIES A AND SERIES B
                          SENIOR WORKING CAPITAL NOTES


          THE UNDERSIGNED, being the holders of all of the Series A Senior Working Capital Notes and Series B Senior Working Capital Notes (as such terms are defined in that certain Amended and Restated Standby Working Capital Credit Agreement dated as of April 26, 1995) issued by Home Holdings Inc. (the "Company") and presently outstanding, DO HEREBY consent to the adoption of the following preambles and resolutions:

          WHEREAS, all capitalized terms used herein and not otherwise defined herein shall have the respective definitions ascribed thereto in the Series A Senior Working Capital Notes or the Series B Senior Working Capital Notes, as the case may be;

          WHEREAS, Section 7.1 of each of the Notes provides that, subject to the obtaining of the written consent of all of the holders of the Notes then outstanding, the Notes may be amended to change the timing of the payment of interest payable thereunder; and

          WHEREAS, each of the undersigned Holders desire to amend the Notes presently held by it to provide, among other things, that until the Maturity Date thereof or until the principal thereof shall otherwise become due and payable, interest accrued thereon shall not be due or payable until seven (7) Business Days following the receipt by the Company of written demand therefor from such Holder;

          NOW THEREFORE, be it

          RESOLVED, that effective December 31, 1996 each of the undersigned Holders hereby consents to the amendment of the Notes, and that said Notes be, and each of them hereby is, so amended, as follows:

          (i) By inserting immediately after the words "payable quarterly, in cash," appearing in clause (a) of the first paragraph of each such Note, the following new words: "or if not so paid, compounded quarterly,"

          (ii) A new second paragraph shall be inserted immediately following the first paragraph of each Note, to read as follows:

               "Anything to the contrary contained herein or in the Standby Working Capital Credit
          Agreement notwithstanding, until the Maturity
          Date or until the principal hereof shall otherwise become due and payable, the Company shall have no obligation to make any payment of interest on any Interest Payment Date or any other date and any interest accrued on such principal amount shall not be deemed overdue and shall be subject to quarterly compounding as provided above, unless and until the Company shall have received a written demand therefor pursuant to clause (a) of Section 4.1 hereof and the cure period referred to therein shall have expired (in which event all such interest compounded and accrued as of the applicable
          Interest Payment Date shall immediately become due and payable)."

          (iii)     Clause (a) of Section 4.1 of each Note
     shall be deleted in its entirety and a new clause (a) shall be inserted in lieu thereof, to read as follows:

               "(a)    the Company defaults in the
          payment of any principal or premium on any Note at its maturity or when otherwise due or, in the case of the payment of interest on any Note, the Company fails to pay all interest
          (whether accrued or compounded) on the Note to and including the immediately preceding
          Interest Payment Date, within seven (7)
          Business Days following the receipt by the Company of a written demand therefor by the Holder of the Note;"

     ; and be it further

          RESOLVED, that the undersigned represent and warrant to the Company that they constitute the Holders of all of the Notes presently issued and outstanding; and be it further

          RESOLVED, that the Company be, and it hereby is, authorized to take all actions as it may deem necessary or appropriate to more fully effectuate the intent of the foregoing resolutions; and be it further

          RESOLVED, that this Consent may be executed in counterparts each of which shall be deemed an original and all such counterparts taken together shall be deemed one instrument.

          THE UNDERSIGNED, being the duly authorized representatives of the Holders, have hereunto set their hands as of the 31st day of December, 1996.

                         CENTRE REINSURANCE HOLDINGS LIMITED

                         By: /s/  Tara Leonard
                            Name:  Tara Leonard
                            Title: Senior Vice President & Chief
                                   Accounting Officer

                         ZURICH HOME INVESTMENTS LIMITED

                         By: /s/  Roger Thompson
                            Name:  Roger Thompson
                            Title: Vice President

                         CENTRE FINANCE DUBLIN

                         By:  /s/ Anthony T. Dunne
                            Name:  Anthony T. Dunne
                            Title: Vice President

                         By:
                            Name:
                            Title:

     Consented and agreed to as of the
      31st day of December, 1996

     HOME HOLDINGS INC.

     By:     /s/ Richard H. Hershman
             Richard H. Hershman
             Treasurer